                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BIG DOG HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       [LOGO of Big Dog Holdings, Inc.]
                            BIG DOG HOLDINGS, INC.
                          121 GRAY AVENUE, SUITE 300
                        SANTA BARBARA, CALIFORNIA 93101

Dear Stockholder:

  We cordially invite you to attend the Annual Meeting of Stockholders which will be held on Friday, June 5, 1998 at 3:00 p.m., local time, in Santa Barbara, California.

  The following notice of meeting identifies each business item for your action. These items are the election of two Directors, the approval of the Amended and Restated 1997 Performance Award Plan and the ratification of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the 1998 fiscal year. The Board of Directors recommends that you vote FOR each of these items. We have also included a proxy statement that contains more information about these items and the meeting.

  We hope that you will be able to attend the meeting. However, whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card(s) promptly to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

  Your vote is important. We encourage you to sign and return your proxy card in the enclosed envelope soon so that your shares will be represented and voted at the meeting even if you cannot attend.

  Thank you for your continued interest in Big Dog Holdings, Inc.

                                          Sincerely yours,

                                          /s/ Andrew D. Feshbach
                                          Andrew D. Feshbach
                                          President and Chief Executive
                                           Officer

  IF YOU CANNOT BE PRESENT AND DESIRE TO HAVE YOUR STOCK VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE AND RETURN IT (THEM) IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                       [LOGO of Big Dog Holdings, Inc.]

                            BIG DOG HOLDINGS, INC.
                          121 GRAY AVENUE, SUITE 300
                        SANTA BARBARA, CALIFORNIA 93101

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 1998

                               ----------------

TO THE OWNERS OF COMMON STOCK
OF BIG DOG HOLDINGS, INC.

  The Annual Meeting of Stockholders of BIG DOG HOLDINGS, INC. (the "Company") will be held at the Radisson Santa Barbara, 1111 E. Cabrillo Blvd., Santa Barbara, California 93101 on Friday, June 5, 1998 at 3:00 p.m. (local time) for the following purposes:

    1. To elect two directors of the Company, each to serve until the Company's Annual Meeting of Stockholders to be held in 2001 and until his successor has been duly elected and qualified;

    2. To approve and adopt the Amended and Restated 1997 Performance Award Plan (the "Amended Plan") that includes amendments which (among other things) increase the shares available, increase the individual grant limits to accommodate significant grants to Messrs. Kayne and Feshbach, permit discretionary awards to other directors, authorize repricing of director options and eliminate future automatic option grants to non-employee directors;

    3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the 1998 fiscal year; and

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors set April 29, 1998 as the record date for the Annual Meeting. This means that owners of Company Common Stock at the close of business on that date are entitled to receive notice of the Annual Meeting and vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Anthony J. Wall
                                          Anthony J. Wall
                                          Executive Vice President,
                                          General Counsel and Secretary

Santa Barbara, California
April 30, 1998

                            BIG DOG HOLDINGS, INC.
                          121 GRAY AVENUE, SUITE 300
                        SANTA BARBARA, CALIFORNIA 93101

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 1998

  This Proxy Statement is furnished to stockholders by the Board of Directors of Big Dog Holdings, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Radisson Santa Barbara, 1111 E. Cabrillo Blvd., Santa Barbara, California 93101 on Friday, June 5, 1998 at 3:00 p.m. (local time), and at any adjournments or postponements of the meeting. The Company's principal executive offices are located at 121 Gray Avenue, Suite 300, Santa Barbara, California and its telephone number is (805) 963-8727. This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card(s) are being first mailed to stockholders on or about May 5, 1998 and the Company's 1997 Annual Report is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies by the Company is to be made.

GENERAL INFORMATION, VOTING RIGHTS AND VOTING PROCEDURES

  The Board of Directors has fixed April 29, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements of the meeting. On the Record Date, 12,849,850 shares of Common Stock of the Company ("Common Stock") were outstanding and entitled to vote at the meeting. The Common Stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting.

  Voting by Proxy. Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. A STOCKHOLDER WHO DOES NOT PLAN TO ATTEND THE MEETING MUST SIGN AND RETURN EACH OF THE PROXY CARDS RECEIVED TO ENSURE THAT ALL OF THE SHARES OWNED BY SUCH STOCKHOLDER ARE REPRESENTED AT THE ANNUAL MEETING. Each accompanying proxy card that is properly signed and returned to the Company and not revoked will be voted in accordance with the instructions contained therein.

  Revoking Proxies. Any stockholder who gives a proxy may revoke it at any time before it is exercised by delivery to the Corporate Secretary of the Company either in person or by mail, of a written notice of revocation. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

  Authority of Proxy Holders. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote FOR the election of Steven C. Good and Kenneth A. Solomon to the Board of Directors of the Company, FOR the approval and adoption of the Amended Plan and FOR the approval of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the 1998 fiscal year. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) or their substitutes will use their discretion with regard to any other matters (of which the Company is not now aware) that may be properly presented at the meeting or any adjournments or postponements of the meeting and all matters incident to the conduct of the meeting.

  Quorum. The presence at the meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Assuming the presence of a quorum, the directors nominated will be re-elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting. Assuming the presence of a quorum, the approval and adoption of the Amended Plan and the approval of the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors will require a majority of votes cast by the stockholders represented and entitled to vote at the meeting.

  Abstentions; Broker Nonvotes. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors of election for the meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes, but will not be counted as represented at the meeting in determining the number of shares necessary for approval of that matter.

  Unmarked Proxies. Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals and nominees of the Board of Directors, as indicated in the accompanying proxy card.

  Nominations; Advance Notice Provisions. The Company's Bylaws provide that nominations of candidates for election to the Company's Board of Directors may only be made by the Board or by a stockholder entitled to vote at the meeting of the stockholders called for the election of directors (the "Election Meeting"). Any such stockholder who intends to nominate a candidate for election to the Board must deliver a notice to the Corporate Secretary of the Company not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting setting forth:

  . the name, age, business address and residence address of each such intended nominee;

  .  the principal occupation or employment of each such intended nominee;

  . the number of shares of capital stock of the Company beneficially owned by each such intended nominee;

  . a description of all arrangements or understandings between the stockholder and such intended nominee and any other person or persons (naming such person or persons) pursuant to which a nomination is to be made by the stockholder; and

  . such other information concerning each such intended nominee as would be required to be included, under the rules of the Securities and Exchange Commission (the "SEC"), in a proxy statement soliciting proxies for the election of such nominee. Such notice also must include a signed consent of each such intended nominee to be named in the proxy statement and to serve as a director of the Company, if elected.

  To be timely, any such notice with respect to the upcoming first Annual Meeting must be delivered to the Corporate Secretary, Big Dog Holdings, Inc., 121 Gray Avenue, Suite 300, Santa Barbara, California 93101, no later than May 15, 1998.

  The Bylaws provide that if the chairman of an annual meeting determines that any business, including the nomination of directors, was not made in accordance with the procedures set forth in the Bylaws, such business shall not be transacted or such nomination shall be void, as the case may be.

SECURITY OWNERSHIP OF 5% HOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to shares of the Company's Common Stock beneficially owned (or deemed to be beneficially owned) by holders of 5% or more of the Company's Common Stock, the Company's directors, its Named Executive Officers (as defined under "Compensation of Executive Officers") and by all directors and executive officers of the Company as a group, as of April 15, 1998.

                                                     NUMBER OF
                                                       SHARES      PERCENT OF ALL
                                                    BENEFICIALLY    COMMON STOCK
                  NAME AND ADDRESS                    OWNED(1)     OUTSTANDING(2)
                  ----------------                  ------------   --------------
   Fred Kayne.....................................   5,996,110(3)       46.3%
    c/o Fortune Financial
    1800 Avenue of the Stars, Suite 1112
    Los Angeles, CA 90067
   Andrew D. Feshbach.............................   1,215,000(4)        9.4%
    c/o Big Dog Holdings, Inc.
    121 Gray Avenue, Suite 300
    Santa Barbara, CA 93101
   Robert H. Schnell..............................     302,887(5)        2.3%
   Anthony J. Wall................................     117,000            *
   Douglas N. Nilsen..............................     100,000            *
   Roberta J. Morris..............................      70,000            *
   Andrew W. Wadhams..............................      50,000            *
   David J. Walsh.................................      32,000(6)         *
   Steven C. Good.................................       5,000            *
   Kenneth A. Solomon.............................           0           0.0%
   All directors and executive officers as a group
    (10 persons)..................................   7,887,997          60.9%

--------
 * Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise stated and subject to community property laws where applicable, the Company believes, based on information furnished by such persons, that the persons named in the table above have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them. Although all listed persons hold options and/or warrants to purchase Common Stock, none of those options is exercisable within 60 days of April 15, 1998 except for certain options and/or warrants held by Mr. Schnell and Mr. Walsh (see notes 5 and 6 below).

(2) Percentage of beneficial ownership is based on 12,943,950 shares of Common Stock outstanding as of April 15, 1998, except for Messrs. Schnell and Walsh, who hold exercisable options and/or warrants, which are included for the purpose of determining their beneficial ownership and that of all directors and officers as a group.

(3) Includes 38,610 shares of Common Stock held in a trust (of which Mr. Kayne is one of two co-trustees) for the benefit of certain relatives; Mr. Kayne disclaims any pecuniary interest in the trust's shares.

(4) Includes 1,196,500 shares owned by the Feshbach Trust, of which Mr. Feshbach and his wife are co-trustees. Also includes 18,500 shares held by custodians for certain relatives; Mr. Feshbach disclaims any pecuniary interest in these shares.

(5) All such shares are owned by the Robert and Renee Schnell Living Trust, of which Mr. Schnell and his wife are co-trustees. Reported shares include shares underlying: (a) warrants to purchase 24,000 shares of Common Stock for $3.00 per share; and (b) options to purchase 1,667 Shares of Common Stock for $5.00 per share, which options Mr. Schnell has agreed not to exercise during 1998.

(6) Includes warrants to purchase 12,000 shares of Common Stock for $3.00 per share, which warrants are exercisable, or become exercisable on or before June 15, 1998.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

BOARD OF DIRECTORS

  The Board of Directors of the Company is comprised of six members and is divided into three classes. Stockholders elect one-third of the members of the Board of Directors each year and the members of each class serve on the Board of Directors for three years. The terms of Steven C. Good and Kenneth A. Solomon, the Class I Directors, expire in 1998 and each has been nominated to stand for re-election at the annual meeting to hold office until the Company's Annual Meeting of stockholders to be held in 2001 and until his successor is duly elected and qualified. The terms of other current members of the Board expire at the Annual Meeting in 1999 or 2000.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF STEVEN C. GOOD AND KENNETH A. SOLOMON TO HOLD OFFICE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2001 AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. Unless authority to do so is withheld, the persons named in the enclosed proxy card(s) (or their substitutes) will vote the shares represented thereby FOR the election of Steven C. Good and Kenneth A. Solomon. If either nominee becomes unavailable or is unable to serve as a director, which is not anticipated, the persons named as proxies (or their substitutes) will have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgement.

        NOMINEES FOR ELECTION TO TERM EXPIRING 2001 (CLASS I DIRECTORS)

                                                                          YEAR
                                                                          FIRST
       NAME                                                          AGE ELECTED
       ----                                                          --- -------
       Steven C. Good...............................................  55  1997
       Kenneth A. Solomon...........................................  35  1997

  Mr. Good founded Good, Swartz & Berns, an accountancy corporation, in 1993 and is the senior partner of that firm. From 1976 to 1993, Mr. Good was a partner in the firm of Block, Good and Gagerman, an accounting firm that he co-founded in 1976. Mr. Good co-founded CU Bancorp in 1982 and served as its Chairman from 1982 through 1989. Mr. Good serves as a director of Opto Sensors, Incorporated and of Arden Realty Company.

  Mr. Solomon has served as president of network television for USA Networks Studios (formerly Universal Television) since July 1997. From August 1995 to July 1997, Mr. Solomon served as co-head of television at DreamWorks SKG. From June 1994 to August 1995, Mr. Solomon served as executive vice president of network distribution at Fox Broadcasting. From 1992 to 1995, Mr. Solomon was executive vice president and general sales manager at Fox's Twentieth Television. From 1989 to 1992, Mr. Solomon served as vice president, eastern regional manager at Disney's Buena Vista Domestic Television. Mr. Solomon currently serves as a director and Chair of the Convention Committee for the National Association of Television Producing Executives.

                    CLASS III DIRECTORS--TERM EXPIRING 2000

                                                                          YEAR
                                                                          FIRST
       NAME                                                          AGE ELECTED
       ----                                                          --- -------
       Fred Kayne...................................................  59  1992
       Andrew D. Feshbach...........................................  37  1992

  Mr. Kayne co-founded the Company in May 1992 and has served as its Chairman since that time. Mr. Kayne co-founded Fortune Fashions Inc., a custom manufacturer of embellished apparel for the tourist industry, in 1991 and has served as its Chairman and President since that time. Mr. Kayne also founded Fortune Financial, a private merchant banking firm, in 1986 and has served as its Chairman and President since that time. Mr. Kayne founded Cottonsmith Incorporated, an international fabric and apparel sourcing company, in 1993 and has served as its Chairman and President since that time. From 1985 to 1986, Mr. Kayne served as a managing director and a member of the Board of Directors of Bear Stearns & Co. Inc., and from 1978 until 1985 was a partner of its predecessor partnership, Bear Stearns & Co. Mr. Kayne co-founded First Los Angeles Bank in 1973 and served as a director of the bank until 1984. Mr. Kayne serves as a director of The Right Start, Inc. ("The Right Start"), an infant products retailer and catalog company. Mr. Kayne has a Bachelor of Science degree in engineering from the Massachusetts Institute of Technology.

  Mr. Feshbach co-founded the Company in May 1992 and has served as President, Chief Executive Officer and as a director since that time. From June 1992 until May 1997, Mr. Feshbach also served as Chief Financial Officer of the Company. Mr. Feshbach co-founded Fortune Fashions in 1991 and has served as a director of Fortune Fashions since that time, and, from 1991 until June 1992, served as its Chief Financial Officer. From 1990 until the present, he has served as a Vice President of Fortune Financial. From 1988 until 1990,
Mr. Feshbach was a partner in Maiden Lane Associates, Ltd., a merchant banking subsidiary of AmBase Corporation specializing in leveraged buy-outs ("Maiden Lane"). From 1984 until 1988, Mr. Feshbach served as Vice President of Corporate Finance with Bear Stearns & Co. Inc. Mr. Feshbach serves as a director of The Right Start. Mr. Feshbach has an M.B.A. from Harvard University.

                    CLASS II DIRECTORS--TERM EXPIRING 1999

                                                                          YEAR
                                                                          FIRST
       NAME                                                          AGE ELECTED
       ----                                                          --- -------
       Robert H. Schnell............................................  58  1997
       David J. Walsh...............................................  38  1997

  Mr. Schnell served as Chairman of the Board of Cosmar Corporation, a designer and, through an affiliated company, manufacturer of artificial nail and nail care products, from October 1986 until its sale in August 1994. Since September 1994, Mr. Schnell has been a private investor. From 1978 to 1985, Mr. Schnell served as Group Vice President and General Manager of the Health and Beauty Aids Division of Charles of the Ritz, a division of Squibb, which manufactured and marketed fragrances and other consumer products. From 1970 to 1977, Mr. Schnell served as Vice President of Sales for Prince Matchiabelli, a division of Chesebrough Ponds.

  Mr. Walsh has served as Senior Vice President-Strategic Planning of Transaction Network Services, Inc., a provider of data communications services, since January 1994. From 1991 through January 1994, Mr. Walsh served as President of Fortune Telecommunications, Inc., a provider of validation and fraud control computer services to the telecommunications industry. From 1988 to 1994, Mr. Walsh served as a Managing Partner of Maiden Lane. From 1984 to 1988, Mr. Walsh was a Principal in the Mergers and Acquisitions Group of Ernst & Young, a national accounting and consulting firm. Mr. Walsh has an M.B.A. from Harvard University. Mr. Walsh is currently a director of, and sits on the Compensation Committee of, Sage Publications, Inc., a privately held company.

MEETINGS AND COMPENSATION OF DIRECTORS

  During the 1997 fiscal year there were seven meetings of the Board of Directors. All of the directors attended all meetings.

  Cash Compensation of Directors. Each director (other than Mr. Kayne) who is not an officer or employee receives a fee of $10,000 per year for his services and is reimbursed for expenses incurred in connection with his attendance at board or committee meetings. Since October 1997, Mr. Kayne has been paid $10,000 per month for serving as Chairman of the Board of the Company. Prior to such time, the Company paid $10,000 per month to Fortune Financial for consulting services performed by Fortune Financial for the benefit of the Company. See "Compensation Committee Interlocks and Insider Participation." Directors who are officers or employees of the Company are not paid any additional compensation for their services as a director.

  Option Grants to Directors. The Company's 1997 Performance Award Plan, as amended prior to February 5, 1998 (the "1997 Plan"), provided that each director, other than Mr. Kayne, who is not an officer or employee (each a "Non-Employee Director") is to be granted an option to purchase 10,000 shares of Common Stock upon becoming a Non-Employee Director at an exercise price equal to the market price of the Common Stock at the close of trading on that date. In addition, the 1997 Plan provided for the grant of an option to purchase 5,000 shares of Common Stock at an exercise price equal to the market price of the Common Stock at the close of trading to each Non-Employee Director then elected or continuing in office on the day of the annual stockholders meeting in each calendar year beginning in 1998 and continuing for each subsequent year during the 10-year term of the 1997 Plan. The initial and annual awards are collectively referred to as "Formula Options." Pursuant to the 1997 Plan, each of Messrs. Walsh, Schnell, Solomon and Good was granted a Formula Option to purchase 10,000 shares of Common Stock on September 26, 1997 with an exercise price of $14.00 per share. All Formula Options have a 10-year term and become exercisable in equal annual installments over a five-year period commencing on the first anniversary of the grant date. (See Proposal 2 for a description of conditional amendments to the initial Formula Options described above.) The 1997 Plan provided that no Non-Employee Director may receive automatic grants of options to purchase more than 10,000 shares of Common Stock under the 1997 Plan in any one year. Proposal 2 would allow discretionary grants which could exceed that amount. See Proposal 2 for a description of amendments to the 1997 Plan that would terminate prospectively the Formula Option Grants program described above.

  If a Non-Employee Director's services are terminated for any reason other than death, disability or retirement, any Formula Option held by the Non-Employee Director that is then exercisable will remain exercisable for six months after the termination of service or until the expiration of the option term, whichever occurs first. If the Non-Employee Director dies, becomes disabled or retires, his Formula Option will become fully exercisable and will remain exercisable for two years or until the expiration of the option term, whichever occurs first. Upon a change in control (as defined in the 1997
Plan), each Formula Option will become immediately exercisable for all shares at the time subject to that option. Any outstanding Formula Option that is not exercised prior to a reorganization in which the Company as an entity does not survive as a public company, may terminate, unless the option is assumed or replaced in the context of the reorganization.

  Prior Option Grants to Directors. In January 1997, prior to becoming a director and in exchange for consulting services rendered to the Company, Mr. Schnell was granted a 10-year option to purchase 5,000 shares of Common Stock at an exercise price of $5.00 per share, which the Board determined to be the fair market value of the Common Stock at the time of the grant.

COMMITTEES OF THE BOARD OF DIRECTORS

  There are four standing committees of the Board of Directors of the Company: the Audit Committee, the Compensation Committee, the Employee Stock Option Committee and the Special Compensation Committee.

  Audit Committee. Steven Good and David Walsh, neither of whom is an officer or employee of the Company, are the current members of the Audit Committee. The Audit committee is responsible for monitoring and reviewing accounting methods adopted by the Company, internal accounting procedures and controls and audit plans. The Audit Committee recommends to the Board of Directors the engagement of Company's independent auditors and monitors the scope and results of the Company's audits, the internal accounting controls of the Company, and the audit practices and professional services furnished by the Company's independent auditors. The Audit Committee, which was established in November 1997, held no meetings during the 1997 fiscal year.

  Compensation Committees. Fred Kayne, Robert Schnell and David Walsh, none of whom is a current or former officer or employee of the Company, are the current members of the Compensation Committee. The Compensation Committee is responsible for reviewing and approving all compensation arrangements for the officers of the Company and has principal responsibility for administering the 1997 Plan. The Compensation Committee's goal is to ensure that the officers and key management personnel of the Company are effectively compensated with salaries, supplemental compensation and benefits that are equitable and competitive. The Compensation Committee, which was established in November 1997, held two meetings during the 1997 fiscal year. Each member of the Compensation Committee attended all of its meetings in 1997.

  The Employee Stock Option Committee is comprised of Messrs. Fred Kayne and Andrew Feshbach and is responsible for authorizing grants of stock options and other awards under the 1997 Plan to employees of the Company who have positions below that of vice president, within guidelines established by the Compensation Committee. The Employee Stock Option Committee, which was established in November 1997, did not hold any meetings during the 1997 fiscal year.

  Robert Schnell and David Walsh are the current members of the Special Compensation Committee, which has the responsibility of evaluating, authorizing and administering stock option grants and other awards under the 1997 Plan to directors and executive officers whose compensation may be subject to Section 162(m) limits under the Internal Revenue Code. The Special Compensation Committee was established in February 1998.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain summary compensation information with respect to the compensation paid in 1997 and the prior fiscal year to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                 LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION                  AWARDS
                              ---------------------------------- ----------------------
                                                    OTHER ANNUAL RESTRICTED SECURITIES
   NAME AND PRINCIPAL          SALARY               COMPENSATION   STOCK    UNDERLYING
        POSITION         YEAR   ($)       BONUS ($)    ($)(1)      (#)(2)   OPTIONS (#)
   ------------------    ---- --------    --------- ------------ ---------- -----------
Andrew D. Feshbach...... 1997 $233,000     $75,000        --          --         --
 President and Chief     1996 $200,000         --     $21,955         --         --
 Executive Officer
Douglas N. Nilsen....... 1997 $175,000     $20,000        --          --      30,000
 Executive Vice          1996 $147,000     $10,000        --       20,000        --
 President
Andrew W. Wadhams....... 1997 $138,000     $30,000        --          --      25,000
 Senior Vice President-- 1996 $ 56,000(3)  $ 5,000        --       50,000        --
 Retail
Anthony J. Wall......... 1997 $126,000     $20,000        --          --      10,000
 Executive Vice          1996 $104,000         --         --       20,000        --
 President, General
 Counsel and Secretary
Roberta J. Morris....... 1997 $ 99,000     $15,000        --          --         --
 Chief Financial Officer 1996 $ 92,900     $ 4,000        --          --         --
 and Treasurer

--------
(1) In accordance with SEC rules, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company, and certain perquisites and other personal benefits received by the Named Executive Officers which do not in the aggregate exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table. Other 1996 annual compensation for Mr. Feshbach represents a car allowance.

(2) As of December 31, 1997, the amount and value of aggregated restricted stock holdings based on the market price of $5.63 at such time (without giving effect to the diminution in value attributable to the restrictions) was as follows: Mr. Nilsen--20,000 shares, $112,500; Mr. Wadhams--50,000 shares, $281,250; Mr. Wall--20,000 shares, $112,500. The Restricted Stock was purchased by these executives for a purchase price of $2.59 per share, the fair market value at the time of purchase (July 29, 1996) as determined by the Board of Directors. Five percent of the purchase price was paid in cash, with the remainder paid in the form of a 10-year full-recourse promissory note executed by each executive in favor of the Company bearing interest at the rate of 7% per annum compounded annually. As of December 31, 1997, two-thirds of the restricted stock granted to each of Messrs. Nilsen, Wadhams and Wall had vested; the remaining one-third will vest in July 1998. Dividends will be paid on the restricted stock only if, as and when paid on the Common Stock generally.

(3) Mr. Wadhams was hired by the Company on August 1, 1996; this amount represents his salary from such date through December 31, 1996.

OPTION GRANTS

  The following table sets forth certain information with respect to the Options granted the Named Executive Officers during the Company's 1997 fiscal year. There were no SAR's granted to the Named Executive Officers during fiscal 1997.

                    OPTION GRANTS IN THE LAST FISCAL YEAR*

                                                                             POTENTIAL
                                                                         REALIZABLE VALUE
                                        INDIVIDUAL GRANTS                AT ASSUMED ANNUAL
                         -----------------------------------------------  RATES OF STOCK
                         NUMBER OF                                             PRICE
                         SECURITIES PERCENT OF TOTAL EXERCISE            APPRECIATION FOR
                         UNDERLYING OPTIONS GRANTED  OR BASE              OPTION TERM(1)
                          OPTIONS   TO EMPLOYEES IN   PRICE   EXPIRATION -----------------
NAME                     GRANTED(2) LAST FISCAL YEAR  ($/SH)   DATE(3)    5% ($)  10% ($)
----                     ---------- ---------------- -------- ---------- -------- --------
Andrew D. Feshbach......        0         0.0%           --        --         --       --
Douglas N. Nilsen.......   30,000         6.4%        $12.00    8/1/04   $146,556 $341,538
Andrew W. Wadhams.......   25,000         5.3%        $12.00    8/1/04   $122,130 $284,615
Anthony J. Wall.........   10,000         2.1%        $12.00    8/1/04   $ 48,852 $113,846
Roberta J. Morris.......        0         0.0%           --        --         --       --

--------
 * All stock Options described in this table have been cancelled and replaced with new Options with staggered pricing and staggered vesting, as further described on page 10 of this Proxy Statement.

(1) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. The amounts are calculated by using the fair market value of $12.00 per share of Common Stock on the grant date (prior to the Company's initial public offering), as determined by the Board), and assume annual compounded stock appreciation rates of 5% and 10% over the full 7-year term of the Options. The gains shown are net of the Option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the Options or the sale of the underlying shares. As set forth in note 2 below, the option grants vest over a 5-year period and the reported amounts are based on the assumption that the named persons hold the Options granted for their full 7-year term. The actual value of the Options will vary in accordance with the market price of the Company's Common Stock.

(2) Stock options were granted under the 1997 Plan at the fair market value at the time of the grant. All Options described in this table were to vest in five equal installments on the anniversary of the grant date over a 5-year period. Upon any termination of employment, Options described in this table which have not yet vested will terminate. Vested but unexercised Options expire 12 months after a termination of employment due to retirement, death or total disability; immediately upon any termination of the officer's employment "for cause;" and three months after such Option upon a termination of employment for any other reason. The 1997 Plan grants the Compensation Committee discretion to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment (other than "for cause") or change in control. Under the 1997 Plan, upon a change in control of the Company, all Options become immediately exercisable unless the applicable Committee otherwise determines.

(3) These Options were granted for a term of seven years, subject to earlier termination in certain events.

OPTION VALUES

  The following table sets forth certain information with respect to the value of the unexercised Options held by the Named Executive Officers at the 1997 fiscal year-end. None of the Named Executive Officers held any SAR's at such time and none of the Named Executive Officers exercised any stock options during the 1997 fiscal year.

                         FISCAL YEAR-END OPTION VALUES

                               NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                               OPTIONS AT FY-END(#)         AT FY-END($)(1)
                             ------------------------- -------------------------
NAME                         EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----                         ------------------------- -------------------------
Andrew D. Feshbach..........         0/0                          --
Douglas N. Nilsen...........         0/30,000                     --
Andrew W. Wadhams...........         0/25,000                     --
Anthony J. Wall.............         0/10,000                     --
Roberta J. Morris...........         0/0                          --

--------
(1) This amount represents solely the difference between the market value on the last trading day of the year of those unexercised Options which had an exercise price below such market price (i.e., "in-the-money Options") and the respective exercise prices of the options. No assumptions or representations regarding the "value" of such Options are made or intended. All of the Options were significantly "out-of-the-money" at December 31, 1997.

  On February 5, 1998 (pursuant to its authority under the 1997 Plan, as then in effect), the Board authorized the Compensation Committee and the Special Compensation Committee (for the executive officers) to reprice the Options previously granted to directors, officers and employees under the 1997 Plan to current fair market value. On April 7, 1998, such Committees repriced 408,750 outstanding Options. Chairman of the Board Fred Kayne and Board member and Chief Executive Officer Andrew Feshbach held no Options at that time. The repriced Options held by officers now have staggered exercise prices of $6.50 (the fair market value as of the repricing date), $8.00 and $10.00 and a term of 10 years. The officers' Options, which previously vested equally over five years commencing from their original date of grant, now vest over seven years, with the majority of the Options vesting in the later years. The commencement of the vesting date for the officers was changed to restart as of the April 7, 1998 grant date. The repriced Options held by employees below the officer level and by non-employee directors now have an exercise price of $6.50 (the fair market value as of the repricing date) and a term of 10 years, with regular 5-year vesting from April 7, 1998.

  The Board and the Committees approved the repricing based, in part, on their belief that the fair market value of the Common Stock was so significantly below the exercise prices of the outstanding Options that this situation (1) was having or could have an adverse impact on the morale of the Company's employees, (2) had largely abrogated the incentives that the Options were designed to create, and (3) could impact the Company's competitive position with respect to retention of valued employees. The Board and the Committees believe that the repricing will help the Company retain its officers and key employees and provide an incentive to all employees to work toward goals that could benefit all stockholders. The Board delegated authority to the Compensation Committee to determine the specific employee Options to be repriced and terms of the repricing (reserving to the Special Compensation Committee the authority to reprice the Options of the non-employee directors and the executive officers).

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

  The Company currently does not have any employment contracts with its Chief Executive Officer or any other Named Executive Officers. Unless the Compensation Committee provides otherwise, upon a change in control (as defined in the 1997 Plan) each Option and stock appreciation right issued under the 1997 Plan will become immediately exercisable, any restricted stock issued under the 1997 Plan will immediately vest free of restrictions, and the number of shares, cash or other property covered by any "performance share award" issued under the 1997 Plan will be issued to the grantee of such award.

  The Compensation Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the report by reference therein. The report shall not be deemed soliciting material or otherwise deemed filed under either such Act.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  In September 1997, the Company completed its initial public offering and in November 1997 the Board of Directors established the Compensation Committee. The Compensation Committee currently consists of Messrs. Kayne, Schnell and Walsh, none of whom are current or former officers or employees of the Company. The Compensation Committee is responsible for determining the compensation levels of officers of the Company (vice-presidents and above). The Compensation Committee also administers the Company's 1997 Performance Award Plan, as amended (the "1997 Plan"), and determines the general award levels under the 1997 Plan. The Board, on recommendation of the Compensation Committee, has delegated to the Employee Stock Option Committee a limited authority to grant stock options under the 1997 Plan within guidelines established by the Compensation Committee to employees below the officer level. The Employee Stock Option Committee currently consists of Messrs. Kayne and Feshbach. In addition to the Compensation Committee and the Employee Stock Option Committee, the Board has also now delegated to a Special Compensation Committee consisting of Messrs. Schnell and Walsh, the exclusive authority to consider and grant stock options and other awards under the 1997 Plan to any executive officers who are or in their judgment may be persons subject to limits on the deductibility of compensation under Section 162(m) of the Internal Revenue Code.

  Prior to the creation of the Company's Compensation Committee, all compensation decisions and actions pertaining to the executive officers of the Company were approved by Mr. Kayne, the Chairman of the Board of the Company, and Mr. Feshbach, the Company's President and Chief Executive Officer. The Compensation Committee neither approved nor reviewed the base or other compensation of, or options grants to, the Company's executive officers for the Company's 1997 fiscal year (all of which were set before the Compensation Committee was formed), but did review and approve the 1997 annual bonuses for executive officers.

  As a newly public company, the Compensation Committee recognizes that a transition period is necessary to establish fully its long-range compensation objectives. Nevertheless, the following is a framework within which the Compensation Committee expects to operate. The Compensation Committee may consider other forms of compensation, both short and long-term, in addition to those described below, designed to link executive compensation to the Company's achievement of financial targets.

COMPENSATION PHILOSOPHY

  The general philosophy of the Compensation Committee is to link the compensation of the Company's executive officers to compensation levels paid at comparable companies and to measures of individual and Company performance that contribute to increased value for the Company's stockholders. The focus of the Company's compensation program for executives is on both annual and long-term incentives and consists of three key elements:

  .  a base salary;

  .  annual bonus compensation; and

  . performance-based equity awards, including for the present only stock options.

  The Committee believes that this three-part approach best serves the interests of the Company and its stockholders. Under this approach, compensation for executive officers involves a high proportion of pay that is "at risk"--namely, the annual bonus and the stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to Company performance. Additional performance-based equity awards relate a significant portion of long-term remuneration directly to stock performance.

  BASE SALARY. Base compensation paid to the Company's executive officers during 1997 was established pursuant to decisions made by the Chairman of the Board and the Chief Executive Officer. Base salaries for 1997 were established as a percentage increase of the individual's 1996 base salary determined by a mix of the individual's performance, the Company's performance and prevailing industry compensation levels.

  ANNUAL BONUS COMPENSATION. Annual bonuses for fiscal year 1997 paid to executive officers of the Company were approved by the Compensation Committee, based upon the recommendation of the Company's Chief Executive Officer. Annual bonus compensation for 1997 was established as a percentage of the individual's 1997 base salary determined, as with base salaries (although not necessarily weighted in the same fashion), by the individual's performance, the Company's performance and prevailing industry compensation levels.

  STOCK OPTIONS. All options granted to executive officers in 1997 were granted by the Board of Directors (which at that time consisted of Mr. Kayne, Mr. Feshbach and Mr. Wall) prior to the Company's initial public offering based upon the recommendations of Mr. Feshbach. The specific amount of options granted was determined by the individual's performance, his or her responsibilities and his or her anticipated ability to contribute to the future success of the Company.

  The Compensation Committee intends to continue to provide long-term incentives linked to an increase in stock value or other performance indices.

  On April 7, 1998, the Special Compensation Committee granted, and the Board also approved, subject to stockholder approval of the Amended Plan, grants of Nonqualified Stock Options ("NQSO's") to Mr. Kayne and to Mr. Feshbach as described further in "Options Granted Subject to Stockholder Approval of the Amended Plan" at page 20 of this Proxy Statement. The Special Compensation Committee believes that the grant of these options, for a total of 300,000 shares of Common Stock to each of Messrs. Kayne and Feshbach, was advisable to reasonably compensate them for the value of their services and to provide additional incentives to them to increase the value of the Company.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  In 1997 Mr. Feshbach's salary was determined solely by Mr. Kayne on the same basis as other executive officers. Mr. Feshbach's bonus for fiscal year 1997 was determined by the Compensation Committee on the same basis as other executive officers. In addition, the determination of Mr. Feshbach's base salary and bonus compensation also took into consideration the Company's achievement of sales and profit goals and the implementation of growth plans, cost controls, and other items affecting its business and stockholder value. Mr. Feshbach did not receive any performance-based or other equity awards during fiscal year 1997.

SECTION 162(M) CONSIDERATIONS

  Section 162(m) of the Internal Revenue Code limits the tax deductibility to the Company of compensation in excess of $1 million in any year for certain executive officers, except for qualified "performance-based compensation" under the Section 162(m) rules. No covered executive's compensation for these purposes exceeded $1 million for 1997. The Compensation Committee considers the Section 162(m) rules as a factor with respect to compensation matters, but does not necessarily plan to limit compensation to amounts deductible under
Section 162(m).

                                          The Compensation Committee

                                          Fred Kayne
                                          Robert Schnell
                                          David Walsh

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Prior to the Company's initial public offering (the "IPO"), the Company did not have a Compensation Committee. Because the Compensation Committee did not exist until November 1997, compensation for the Company's executive officers for 1997 was determined by Fred Kayne, the Company's Chairman of the Board of Directors and majority stockholder, and Andrew Feshbach, the Company's Chief Executive Officer, except that Mr. Feshbach's compensation was determined solely by Mr. Kayne.

  Immediately prior to the IPO, Mr. Kayne held promissory notes issued by the Company in an aggregate outstanding principal amount of $6,380,000, all of which bore interest at the rate of 10% per annum. The Company repaid all amounts owed to Mr. Kayne pursuant to the promissory notes immediately after the IPO. The largest outstanding balance (including accrued interest) in 1997 was approximately $6,668,000.

  In March 1996, Mr. Kayne was granted options to purchase 35,000 shares of Common Stock for $2.59 per share, and in August 1996, Mr. Kayne was granted options to purchase 20,000 shares of Common Stock for $4.00 per share. Mr. Kayne exercised all of these options immediately prior to the IPO.

  Messrs. Kayne and Feshbach own approximately 60% and 10%, respectively, of the outstanding stock of Fortune Fashions. Mr. Kayne is the Chairman and President of Fortune Fashions and Mr. Feshbach is a director of Fortune Fashions. Mr. Feshbach is not involved in the day-to-day operations or management of Fortune Fashions. Fortune Fashions is a custom manufacturer of embellished apparel for the tourist industry. Fortune Fashions manufactured approximately 23% of the Company's products (by dollar value of purchases) in 1997, including over 80% of the Company's graphic T-shirts. Fortune Fashions sold approximately $8.5 million of goods, primarily graphic T-shirts, to the Company during 1997. The Company believes that the overall terms of the purchases from Fortune Fashions were comparable to what could have been obtained from an unaffiliated third party. In March 1998, the Company took in-house the management of the services provided by Fortune Fashions and the Company currently does not plan to do substantial future business with Fortune Fashions.

  Mr. Kayne is the President, Chairman of the Board and majority stockholder of Cottonsmith Incorporated, an international apparel and fabric sourcing company. During 1997, Cottonsmith sold approximately $111,000 of goods to the Company. The Company believes that the terms negotiated with Cottonsmith for such purchases were comparable to those that could have been obtained from an unaffiliated third party.

  Mr. Kayne is also the sole stockholder, Chairman of the Board and President of Fortune Financial, a private merchant banking firm. Mr. Feshbach is a Vice President of Fortune Financial, but is not paid for such service. Mr. Feshbach spent an insignificant amount of time providing services to Fortune Financial in 1997. Prior to the IPO, the Company made payments to Fortune Financial for business and financial consulting services in accordance with the terms of a consulting agreement. Upon the completion of the IPO, the Company terminated its consulting arrangement with Fortune Financial and appointed the Compensation Committee (of which Mr. Kayne is a member). See "Meetings and Compensation of Directors--Cash Compensation of Directors."

  Prior to the IPO, the Company, Mr. Kayne and Mr. Feshbach were parties to a Buy-Sell Agreement which had been entered into on January 1, 1997 and provided that Mr. Feshbach's estate would have the right to sell his shares of Common Stock to the Company in the event of his death. The Buy-Sell Agreement was terminated upon the consummation of the IPO.

  See also "Meetings and Compensation of Directors--Prior Option Grants to Directors."

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

  In connection with the purchase of Common Stock from the Company under the Company's 1996 Stock Incentive Plan (the "1996 Plan"), as partial payment from participants in the 1996 Plan, the Company accepted promissory notes with a 10-year term bearing interest at a rate of seven percent (7%) per annum, compounded annually and not payable until maturity. Promissory notes evidencing 1996 Plan participant indebtedness exceeding $60,000 were executed in favor of the Company by Jonathan Howe (Chief Financial Officer and Treasurer of the Company until March 1998, at which time Mr. Howe resigned) and Andrew Wadhams, Senior Vice President-Retail. Mr. Howe executed a note on July 29, 1996 evidencing a loan in the principal amount of $135,328 and secured by the pledge of 55,000 shares of Common Stock. The amount of Mr. Howe's indebtedness, including accrued interest, outstanding as of December 31, 1997, which was the maximum amount outstanding from January 1, 1997 through March 31, 1998, was $151,185. Mr. Wadhams executed a note on July 29, 1996 evidencing a loan in the principal amount of $123,025 and secured by the pledge of 50,000 shares of Common Stock. The amount of Mr. Wadhams' indebtedness, including accrued interest, outstanding as of December 31, 1997, which was the maximum amount outstanding from January 1, 1997 through March 31, 1998, was $137,441.

  During 1997, the Company engaged Harmatta Construction, a construction company owned by Mr. Feshbach's brother-in-law, to provide store construction services to the Company. The Company paid $371,000 to Harmatta Construction during 1997 in connection with such services. Harmatta Construction continues to provide construction services to the Company in connection with the build-out of the Company's new retail stores. The Company believes that the terms of its relationship with Harmatta Construction are no less favorable to the Company than it could have obtained with unrelated third parties.

  Mr. Wall is a Vice President and General Counsel of Fortune Fashions and receives a salary from that company for those services. Mr. Wall is also a Vice President of Fortune Financial, for which he received no compensation and with respect to which he spent an insignificant amount of his time during 1997.

  See also "Compensation Committee Interlocks and Insider Participation" and "Meetings and Compensation of Directors--Prior Option Grants to Directors."

                    COMPARISON OF CUMULATIVE TOTAL RETURN*

  The following is a comparison of the cumulative total stockholder return on a $100 investment in the Common Stock of the Company, including the reinvestment of dividends, with the cumulative total return of a $100 investment in the Nasdaq National Stock Market Index and in the CRSP Total Return Industry Index for Retail Trade Stocks for the period from September 26, 1997 (the date on which the Company's Common Stock first became publicly traded) through December 31, 1997. The two comparison indexes are intended to provide a relevant comparison of total annual return in the time period (through December 31, 1997) in which the Company's Common Stock has been publicly traded.

                            BIG DOG HOLDINGS, INC.
                     COMPARISON OF CUMULATIVE TOTAL RETURN
                 SEPTEMBER 26, 1997 THROUGH DECEMBER 31, 1997

                        PERFORMANCE GRAPH APPEARS HERE

                                                 NASDAQ
Measurement Period           BIG DOG             CRSP RETAIL       NASDAQ
(Fiscal Year Covered)        HOLDINGS, INC.      TRADE STOCKS      MARKET INDEX
-------------------          -------------       -------------     ----------
Measurement Pt-  9/26/97     $100.00             $100.00            $100.00
       9/30/97               $100.00             $100.00            $100.00
      10/31/97               $100.89             $ 94.72            $ 94.98
      11/30/97               $ 68.75             $ 96.80            $ 95.38
      12/31/97               $ 40.18             $ 96.71            $ 93.80

--------

* The Comparison of Cumulative Total Return (the "Comparison") shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the Comparison by reference therein. The Comparison shall not be deemed soliciting material or otherwise deemed filed under either such Act.

                                  PROPOSAL 2

                   AMENDMENTS TO 1997 PERFORMANCE AWARD PLAN

  Prior to the Company's IPO, the Board adopted, and the Company's stockholders approved, the Big Dog Holdings, Inc. 1997 Plan and various amendments to it. In early 1998, the Board approved additional amendments to the 1997 Plan (the "Amendments") incorporated in the Amended and Restated 1997 Performance Award Plan (the "Amended Plan"). The effectiveness of the changes highlighted below was conditioned by the Board upon stockholder approval of the Amended Plan. Capitalized terms used but not defined herein have the meanings assigned to them in the 1997 Plan or the Amended Plan, as the case may be.

PRINCIPAL AMENDMENTS

  Stockholders are being asked to approve the Amended Plan, which principally changes the following provisions of the 1997 Plan:

  Directors as Eligible Persons. Eligible Persons under the 1997 Plan generally include officers and employees of the Company, and certain consultants, advisors or agents who have rendered or who render certain bona fide services to the Company or a Subsidiary. Members of the Board who are not officers or employees of the Company ("Non-Employee Directors"), except Mr. Kayne, received Formula Option grants under the 1997 Plan (as described in more detail at page 6 above), and were not eligible for discretionary awards under the 1997 Plan. The Amendments terminate the ongoing Formula Option Grants feature and permit the Board (or a duly authorized committee appointed by the Board) to grant one or more discretionary awards under the 1997 Plan to all Non-Employee Directors, including Mr. Kayne.

  As of March 31, 1998, there were approximately 1,050 officers and employees of the Company and its Subsidiaries and five non-employee directors (including Mr. Kayne), all of whom are Eligible Persons under the 1997 Plan. The Compensation Committee retains the power to determine the particular Eligible Persons to whom discretionary Awards will be granted.

  Changes to Director Options. Currently, the Company's ability to amend Formula Options granted to Non-Employee Directors is limited to antidilution and reorganization adjustments. The Amendments provide that the Board (or a duly authorized committee) may amend any outstanding Options granted to Non-Employee Directors in any manner permitted under the 1997 Plan in respect of Options granted to officers or employees of the Company. Under this authority, an Option granted to a Non-Employee Director may be repriced or otherwise amended to adjust the vesting schedule, the number of shares subject to, the restrictions upon or the term of the Option. Changes materially adverse to the holder of an Option require the holder's consent.

  If the stockholders approve the Amended Plan, the Formula Options previously granted to Non-Employee Directors and currently outstanding will remain in effect but will be revised to reduce the exercise price from $14.00 to $6.50 and to restart the vesting period as of the date of the Amendments. If the Amended Plan is not approved, these Options will remain in effect in accord with the original terms.

  Increased Share Authority. The 1997 Plan imposes a 1,000,000 share limit on the aggregate number of shares of Common Stock that may be issued (or reissued) pursuant to awards under the 1997 Plan. The Amendments increase this aggregate share limit by 1,000,000 shares, from 1,000,000 shares of Common Stock (of which, as of April 15, 1998, approximately 84,000 shares remained available for awards under the 1997 Plan and approximately 916,000 shares were subject to outstanding Options, excluding Options for 600,000 shares granted subject to stockholder approval of the Amended Plan) to 2,000,000 shares of Common Stock, subject to certain adjustments (see "Summary Description of the 1997 Plan--Limits on Awards; Authorized Shares" below). For purposes of determining the number of shares to charge against the share limits, shares relating to any award (or part of an award) that fails to vest, expires, is not exercised or is cancelled or reacquired will again become available for award purposes under the 1997 Plan, subject to certain limits (if applicable) in respect of performance-based awards for purposes of Section 162(m) of the Internal Revenue Code. Any subsequent use of those shares is subject to the individual grant limits during any period and to aggregate plan limits on shares issued. Awards settled in cash are not charged against the share limits of the 1997 Plan. Upon a stock-for-stock exercise, share offset or stock settlement of an Option, Stock Appreciation Right ("SAR") or other Award, only the net number of new shares issued will be charged against the share limits.

  Increased Individual Award Limits. The 1997 Plan provides that, during any calendar year, a maximum of 200,000 shares of Common Stock may be subject to 1997 Plan Options and SAR's granted to any individual, and a maximum of 250,000 shares of Common Stock may be subject to all 1997 Plan Awards (including Options and SAR's) granted to any individual. The Amendments increase these individual limits to 300,000 shares each, subject to certain adjustments (see "Summary Description of the Plan--Limits on Awards; Authorized Shares" below).

  CERTAIN OPTIONS GRANTED AND CHANGES TO OPTIONS UNDER THE 1997 PLAN ARE SUBJECT TO STOCKHOLDER APPROVAL OF THE AMENDED PLAN AND ARE DISCUSSED BELOW UNDER "OPTIONS SUBJECT TO STOCKHOLDER APPROVAL OF THE AMENDED PLAN."

SUMMARY DESCRIPTION OF THE PLAN

  The principal terms of the 1997 Plan, to the extent not addressed above in the discussion of the principal amendments, are summarized below. The following summary is qualified in its entirety by reference to the full text of the 1997 Plan, which can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov and obtained from the Company. Requests for the 1997 Plan should be directed to:

    Corporate Secretary
    Big Dog Holdings, Inc.
    121 Gray Avenue, Suite 300
    Santa Barbara, California 93101
    Telephone: (805) 963-8727

  Purpose. The purpose of the 1997 Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding officers, employees and other eligible persons, including outside directors, with awards and incentives for high levels of individual performance and improved financial performance of the Company.

  Administration. The 1997 Plan is administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"). See "Committees of the Board of Directors--Compensation Committees" at page 6 of this Proxy Statement. The applicable Committee has broad authority under the 1997 Plan to determine the number of shares that are to be subject to Awards and the terms and conditions of such Awards, including the price (if any) to be paid for the shares or the Award. Subject to the other provisions of the 1997 Plan, the Committee also has the authority (1) to permit the recipient of any Award to pay the exercise or purchase price of the Common Stock or the Award in cash, the delivery of previously owned shares of Common Stock, by notice and third party payment, or by a promissory note meeting the requirements contained in the 1997 Plan; (2) to reprice Options and amend other option terms, to accelerate the receipt or vesting of benefits and to extend benefits under an Award; and (3) to make certain adjustments to an outstanding Award and authorize the conversion, succession or substitution of an Award in connection with certain reorganizations or Change in Control Events (as generally described below under "Acceleration of Awards; Possible Early Termination of Awards").

  Types of Awards. The 1997 Plan authorizes the grant of Options, SAR's, Restricted Stock, Stock Bonuses, Performance Share Awards, dividend equivalents, and deferred payment rights. An Option or SAR will expire, or another Award will vest or be forfeited, not more than 10 years after the date of grant. The Committee determines the applicable vesting schedule for each Award.

  Transfer Restrictions. Subject to customary exceptions, Awards under the 1997 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Committee may permit the transfer of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes and without consideration (other than nominal consideration).

  Limits on Awards; Authorized Shares. If the Amendments are approved by stockholders, the following 1997 Plan limits will apply:

  . a maximum of 2,000,000 shares of Common Stock may be delivered pursuant to Awards granted under the 1997 Plan,

  . a maximum of 300,000 shares of Common Stock may be subject to Options and SAR's granted during any calendar year to any individual, and

  . a maximum of 300,000 shares of Common Stock may be subject to all Awards granted during any calendar year to any individual.

  Performance Share Awards payable to any individual in respect of any calendar year cannot, if payable solely in cash, exceed $1,000,000.

  As is customary in incentive plans of this nature, the number and kind of shares available under the 1997 Plan and the then outstanding Awards, as well as exercise or purchase prices, performance targets under certain Performance Share Awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

  The 1997 Plan will not limit the authority of the Board or other Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

  Stock Options. An Option is the right to purchase shares of Common Stock at a future date at a fixed or variable exercise price (the "Option Price"). The Option Price per share will be determined by the Committee at the time of grant, but in the case of Incentive Stock Options (or "ISO's") will not be less than the fair market value of a share of Common Stock on the date of grant. ISO's are taxed differently and are subject to more restrictive terms and amounts by the Code and the 1997 Plan. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in a form and manner approved by the Committee.

  Stock Appreciation Rights. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price of each SAR will be established by the Committee at the time of grant of the SAR. SAR's may be granted in connection with other Awards or independently.

  Restricted Stock Awards. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock which are subject to restrictions. The Committee specifies the price, if any, the recipient must pay for the shares of Restricted Stock and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

  Stock Bonuses. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements, in such manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee and may be granted independently or in lieu of a cash bonus.

  Performance Share Awards. The Committee may grant Performance Share Awards to Eligible Employees. The vesting and/or payment of Performance Share Awards will be based on the attainment of one or more performance measures established by the Committee with respect to the Award at the time of grant.

  Section 162(m) Business Criteria. Performance Share Awards may be designed to satisfy the requirements for "performance-based" compensation under Section 162(m) of the Code, in addition to Options or SAR's granted at an Option Price or base price no less than the fair market value of a share of Common Stock on the date of grant, which may also satisfy the requirements for "performance-based" compensation under Section 162(m). These awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments, or units. The applicable periods over which performance is measured will be not less than one nor more than 10 years.

  The business criteria, other than stock price appreciation, upon which performance goals with respect to these awards will be established are:

  . revenue growth,

  . net earnings (before or after taxes or before or after taxes, interest, depreciation and/or amortization),

  . cash flow,

  . return on equity or on assets or net investment,

  . cost containment or reduction, or

  . any combination of the foregoing.

  These awards are earned and payable only if performance reaches specific, preestablished performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Before any of these awards are paid, the Committee must certify that the applicable performance goals have been satisfied. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

  Performance Share Awards may be stock-based (payable in stock only or cash or stock) or may be cash-only awards (in either case, subject to the limits described above under the heading "Limits on Awards; Authorized Shares"). The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual Performance Share Awards and is expected to reserve "negative" discretion to reduce payments below maximum Award limits.

  Deferrals. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or payable under the 1997 Plan, and provide for the crediting of benefits thereon. The Committee may impose additional conditions, restrictions, or requirements on such deferrals.

  Loans to Purchase Shares. The 1997 Plan authorizes loans (including tax loans) to finance or facilitate the exercise, vesting, purchase or receipt of awards. Loans associated with the exercise, vesting or purchase of an award may not exceed the exercise or purchase price and applicable withholding taxes. Loans (other than tax loans) under the 1997 Plan must be full recourse loans and secured by the stock purchased, if required by the Committee or by applicable law, but may include favorable (below market) terms as to interest rates or other provisions. The term of any loan under the 1997 Plan may not exceed five years.

  Formula Option Grants to Non-Employee Directors. The 1997 Plan provides for Formula Option Grants as described at page 6 of this Proxy Statement. See "Changes to Director Options" above.

  Acceleration of Awards; Possible Early Termination of Awards. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each Option and SAR will become immediately exercisable, any Restricted Stock will vest, and any Performance Share Awards will become payable. A Change in Control Event under the 1997 Plan generally includes (subject to certain exceptions) a 50% or more change in ownership of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

  Termination of or Changes to the 1997 Plan. The Board may amend or terminate the 1997 Plan at any time and in any manner, including a manner that increases, within 1997 Plan aggregate limits, awards to officers and directors. Unless required by applicable law, stockholder approval of amendments will not be required. No new Awards may be granted under the Amended Plan after July 31, 2007, although authority of the Committee will continue as to any then outstanding Awards. As noted above, outstanding Awards may be amended, but the consent of the holder is required if the amendment materially and adversely affects the holder.

  Securities Underlying Awards. The fair market value of the Common Stock as of April 7, 1998 was $6.50 per share. The Company plans to register under the Securities Act of 1933, as amended, the Common Stock available under the 1997 Plan, prior to the time that any of the Options become exercisable.

OPTIONS GRANTED SUBJECT TO STOCKHOLDER APPROVAL OF THE AMENDED PLAN

  In addition to the changes to the Non-Employee Director Options, on April 7, 1998, the Special Compensation Committee granted, subject to stockholder approval of the Amended Plan, Nonqualified Stock Options to Mr. Kayne and to Mr. Feshbach (together, the "Conditional Options"), all of which are summarized in the following table. At the same time, the Special Compensation Committee and the Compensation Committee granted Options to other officers and employees. These new Options, together with the Options for 408,750 shares already held by such persons that were repriced in 1998, are also described in the following table. The grants to persons other than Messrs. Kayne and Feshbach were within existing plan limits and thus are not subject to stockholder approval of the Amended Plan. All of the Options granted to the Named Executive Officers reported in the "Option Grants" table at page 9 of this Proxy Statement were repriced. All Options now held by the Named Executive Officers are included in the table below.

  The Conditional Options are subject to stockholder approval of the Amended Plan because they exceed the Plan's aggregate and individual share limits (prior to giving effect to the Amended Plan). If the Amended Plan is not approved by stockholders, the Conditional Options will not be effective.

   TOTAL NEW OPTIONS GRANTED (INCLUDING OLD OPTIONS REPRICED) IN 1998 (AS OF
                                APRIL 15, 1998)

                                             NUMBER OF SECURITIES
                                              UNDERLYING OPTIONS  EXERCISE PRICE
   NAME OF OPTIONEE                                 (#)(1)         PER SHARE($)
   ----------------                          -------------------- --------------
   FRED KAYNE...............................       100,000          $ 6.50(2)
                                                   100,000          $ 8.00(3)
                                                   100,000          $10.00(4)
                                                   -------          ---------
   ANDREW FESHBACH..........................       100,000          $ 6.50(2)
                                                   100,000          $ 8.00(3)
                                                   100,000          $10.00(4)
   Douglas N. Nilsen........................        40,000          $ 6.50(2)
                                                    30,000          $ 8.00(3)
                                                    30,000          $10.00(4)
   Anthony J. Wall..........................        20,000          $ 6.50(2)
                                                    15,000          $ 8.00(3)
                                                    15,000          $10.00(4)
   Andrew W. Wadhams........................        40,000          $ 6.50(2)
                                                    30,000          $ 8.00(3)
                                                    30,000          $10.00(4)
   Roberta J. Morris........................        15,000          $ 6.50(2)
                                                    12,500          $ 8.00(3)
                                                    12,500          $10.00(4)
                                                   -------          ---------
   Executive Group(5).......................       215,000          $ 6.50(2)
                                                   187,500          $ 8.00(3)
                                                   187,500          $10.00(4)
   Non-Executive Director Group(6)..........       140,000          $ 6.50(2)
                                                   100,000          $ 8.00(3)
                                                   100,000          $10.00(4)
   Non-Executive Officer Employee Group.....       480,400          $ 6.50(2)
                                                    60,000          $ 8.00(3)
                                                    60,000          $10.00(4)
                                                    10,000          $6.00

--------
(1) Figures in bold print represent those option grants requiring stockholder approval of the Amended Plan.

(2) Options granted to officers and to Mr. Kayne at an exercise price of $6.50 per share vest in unequal installments on the anniversary of the grant date over a 6-year period according to the following schedule: 10% (Year
    1), 10% (Year 2), 20% (Year 3), 20% (Year 4), 20% (Year 5), 20% (Year 6).
    The other Options vest in five equal installments over five years. The fair market value of the Company's stock at the time of the grant was $6.50. These Options are subject to the same acceleration, early termination and other continuing terms of the 1997 Plan. (See "Option Grants" Table, note 2 at page 9 of this Proxy Statement and see pages 6 and 16 for the terms of the other Directors' options.)

(3) Options granted at an exercise price of $8.00 per share vest in five equal annual installments on the third through the seventh anniversary of the grant date. These Options are premium-priced Options, with an exercise price that was 123% of the fair market value of the underlying shares on the date of grant.

(4) Options granted at an exercise price of $10.00 vest in three equal annual installments on the fifth through the seventh anniversary of the grant date. These Options are premium-priced Options, with an exercise price that was 154% of the fair market value of the underlying shares on the date of grant.

(5) Consisting of all Named Executive Officers. The reported amounts include 100,000 shares in each exercise price category representing the conditional grants to Mr. Feshbach listed above.

(6) Consisting of Messrs. Kayne, Good, Schnell, Solomon and Walsh.

OTHER SPECIFIC BENEFITS

  The grant of other Awards under the 1997 Plan in the future and the nature of any such Awards are subject to the Committee's discretion. Except as reported above, the number, amount and type of Awards to be received by or allocated to Eligible Persons under the Amended Plan in the future cannot be determined.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE PLAN

  The federal income tax consequences of the 1997 Plan under current federal law are summarized in the following discussion of general tax principles applicable to the Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

  The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time of exercise of a Non-qualified Stock Option. With respect to ISO's, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of grant or exercise. The current federal income tax consequences of other Awards authorized under the 1997 Plan generally follow certain basic patterns:
SAR's are taxed and deductible in substantially the same manner as Options; nontransferable Restricted Stock subject to a substantial risk of forfeiture results in income recognition of the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and Performance Share Awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

  If an Award is accelerated under the 1997 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code, and certain related excise taxes may be triggered. The 1997 Plan provides that, unless the Award otherwise provides, it will not be accelerated to the extent or in a manner that would not be fully deductible to the Company under these limits. Furthermore, if compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct amounts not performance-based, if they exceeds $1,000,000.

VOTE REQUIRED

  The Board has approved the Amended Plan and believes it to be in the best interest of the Company and its stockholders. Approval of the Amended Plan requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

  THE BOARD OF DIRECTORS HAS APPROVED THE AMENDED PLAN. All members of the Board are eligible for and have been granted Awards contingent upon stockholder approval of the Amended Plan, as previously described, and thus have a personal interest in the Amended Plan.

                                  PROPOSAL 3

                        RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

  Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending December 31, 1998, subject to stockholder approval. Deloitte & Touche LLP has served as the Company's independent public accountants and auditors since 1992.

  Services which will be provided to the Company and its subsidiaries by Deloitte & Touche LLP with respect to the 1998 fiscal year include the examination of the Company's consolidated financial statements, reviews of quarterly reports, services related to filings with the SEC and consultations on various tax matters.

  A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as he or she may desire.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS FOR THE 1998 FISCAL YEAR.

                                 MISCELLANEOUS

OTHER MATTERS

  If any other matters properly come before the meeting, it is the intention of the proxy holders to vote in their discretion on such matters pursuant to the authority granted in the proxy and permitted under applicable law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and holders of more than 10% of a company's registered class of securities file reports of their ownership of a company's securities with the SEC. Based on a review of these reports, the Company believes that its reporting persons complied with all applicable filing requirements except for an initial report on Form 3 relating to Mr. Solomon's becoming a director. Mr. Solomon's Form 3 was filed after the applicable due date once the oversight was discovered.

COST OF SOLICITING PROXIES

  The expenses of preparing and mailing the Notice of Annual Meeting, the Proxy Statement and the proxy card(s) will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and employees of the Company (who will receive no additional compensation) by personal interviews, telephone, telegraph and facsimile. The Company has not retained, and does not intend to retain, any other entities to assist in the solicitation of proxies. It is anticipated that banks, custodians, nominees and fiduciaries will forward proxy soliciting material to beneficial owners of the Company's Common Stock and that such persons will be reimbursed by the Company for their expenses incurred in so doing.

FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

  Enclosed with this Proxy Statement is the Annual Report of the Company for 1997. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of Common Stock of the Company on the record date for the 1998 Annual Meeting desires additional copies of the Company's Annual Report, it will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a stockholder of the Company and should be directed to:

              Big Dog Holdings, Inc.
              121 Gray Avenue, Suite 300
              Santa Barbara, California 93101
              Attention: Stockholder Relations

Telephone requests may be directed to Stockholder Relations at (805) 963-8727 ext. 1700. Telephone requests relating to the Amended Plan should be directed to the General Counsel at (805) 963-8727 ext. 1228.

PROPOSALS OF STOCKHOLDERS

  The 1999 Annual Meeting of stockholders is presently expected to be held in June 1999. To be considered for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting, proposals of stockholders intended to be presented at the Meeting must be received by the Corporate Secretary, Big Dog Holdings, Inc., 121 Gray Avenue, Suite 300, Santa Barbara, California 93101, no later than January 4, 1999.

                                          Anthony J. Wall
                                          Executive Vice President,
                                          General Counsel and Secretary

                                                                       EXHIBIT A



                             BIG DOG HOLDINGS, INC.
                              AMENDED AND RESTATED
                          1997 PERFORMANCE AWARD PLAN
                            (AS OF FEBRUARY 5, 1998)

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
1. The Plan..............................................................................   1

 1.1   Purpose...........................................................................   1
 1.2   Administration and Authorization; Power and Procedure.............................   1
       1.2.1   Committee.................................................................   1
       1.2.2   Plan Awards; Interpretation; Powers of Committee..........................   1
       1.2.3   Binding Determinations....................................................   2
       1.2.4   Reliance on Experts.......................................................   2
       1.2.5   Bifurcation of Plan Administration; Delegation............................   2
 1.3   Participation.....................................................................   3
 1.4   Shares Available for Awards; Share Limits.........................................   3
       1.4.1   Shares Available..........................................................   3
       1.4.2   Share Limits..............................................................   3
       1.4.3   Share Reservation; Replenishment and Reissue of Unvested Awards...........   3
 1.5   Grant of Awards...................................................................   4
 1.6   Award Period......................................................................   4
 1.7   Limitations on Exercise and Vesting of Awards.....................................   4
       1.7.1   Provisions for Exercise...................................................   4
       1.7.2   Procedure.................................................................   4
       1.7.3   Fractional Shares/Minimum Issue...........................................   4
 1.8   Acceptance of Notes to Finance Exercise...........................................   4
       1.8.1   Principal.................................................................   5
       1.8.2   Term......................................................................   5
       1.8.3   Recourse; Security........................................................   5
       1.8.4   Termination of Employment.................................................   5
 1.9   No Transferability; Limited Exception to Transfer Restrictions....................   5
       1.9.1   Limit On Exercise and Transfer............................................   5
       1.9.2   Exceptions................................................................   5
       1.9.3   Further Exceptions to Limits On Transfer..................................   6

2. Options...............................................................................   6

 2.1   Grants............................................................................   6
 2.2   Option Price......................................................................   6
       2.2.1   Pricing Limits............................................................   6
       2.2.2   Payment Provisions........................................................   7
 2.3   Limitations on Grant and Terms of Incentive Stock Options.........................   7
       2.3.1   $100,000 Limit............................................................   7
       2.3.2   Option Period.............................................................   8

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
       2.3.3   Other Code Limits.........................................................   8

 2.4   Limits on 10% Holders.............................................................   8

 2.5   Option Repricing/Cancellation and Regrant/Waiver of Restrictions..................   8

 2.6   Effects of Termination of Employment; Termination of Subsidiary
       Status; Discretionary Provisions..................................................   8
       2.6.1   Options - Resignation or Dismissal........................................   8
       2.6.2   Options - Death or Disability.............................................   9
       2.6.3   Options - Retirement......................................................   9
       2.6.4   Certain SARs..............................................................   9
       2.6.5   Other Awards..............................................................   9
       2.6.6   Committee Discretion......................................................   9

 2.7   Options and Rights in Substitution for Stock Options Granted by
       Other Corporations................................................................  10

3.  Stock Appreciation Rights (Including Limited Stock Appreciation Rights)..............  10

 3.1   Grants............................................................................  10
 3.2   Exercise of Stock Appreciation Rights.............................................  10
       3.2.1   Exercisability............................................................  10
       3.2.2   Effect on Available Shares................................................  10
       3.2.3   Stand-Alone SARs..........................................................  10
       3.2.4   Proportionate Reduction...................................................  11
 3.3   Payment...........................................................................  11
       3.3.1   Amount....................................................................  11
       3.3.2   Form of Payment...........................................................  11
 3.4   Limited Stock Appreciation Rights.................................................  11

4.  Restricted Stock Awards..............................................................  12

 4.1   Grants............................................................................  12
 4.2   Restrictions......................................................................  12
       4.2.1   Pre-Vesting Restraints....................................................  12
       4.2.2   Dividend and Voting Rights................................................  12
       4.2.3   Cash Payments.............................................................  12
 4.3   Return to the Corporation.........................................................  13

5.  Performance Share Awards and Stock Bonuses...........................................  13

 5.1   Grants of Performance Share Awards................................................  13
 5.2   Special Performance-Based Share Awards............................................  13
       5.2.1   Eligible Class............................................................  14
       5.2.2   Maximum Award.............................................................  14

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
       5.2.3   Committee Certification...................................................  14
       5.2.4   Terms and Conditions of Awards............................................  14
       5.2.5   Stock Payout Features.....................................................  14
       5.2.6   Adjustments for Material Changes..........................................  15

 5.3   Grants of Stock Bonuses...........................................................  15

 5.4   Deferred Payments.................................................................  15

 5.5   Cash Bonus Awards.................................................................  15

       5.5.1   Performance Goals.........................................................  15
       5.5.2   Payment in Restricted Stock...............................................  16

6.  Other Provisions.....................................................................  16

 6.1   Rights of Eligible Persons, Participants and Beneficiaries........................  16
       6.1.1   Employment Status.........................................................  16
       6.1.2   No Employment Contract....................................................  16
       6.1.3   Plan Not Funded...........................................................  16

 6.2   Adjustments; Acceleration.........................................................  17

       6.2.1   Adjustments...............................................................  17
       6.2.2   Acceleration of Awards Upon Change in Control.............................  18
       6.2.3   Possible Early Termination of Accelerated Awards..........................  18
       6.2.4   Golden Parachute Limitations..............................................  19

 6.3   Effect of Termination of Employment...............................................  19

 6.4   Compliance with Laws..............................................................  19

 6.5   Tax Withholding...................................................................  20

       6.5.1   Provision for Tax Withholding Offset......................................  20
       6.5.2   Tax Loans.................................................................  20

 6.6   Plan Amendment, Termination and Suspension........................................  20

       6.6.1   Board Authorization.......................................................  20
       6.6.2   Stockholder Approval......................................................  20
       6.6.3   Amendments to Awards......................................................  21
       6.6.4   Limitations on Amendments to Plan and Awards..............................  21
       6.6.5   Amendments to Formula Awards..............................................  21

 6.7   Privileges of Stock Ownership.....................................................  21

 6.8   Effective Date of the Plan........................................................  21

 6.9   Term of the Plan..................................................................  22

 6.10  Governing Law/Construction/Severability...........................................  22

       6.10.1   Choice of Law............................................................  22
       6.10.2   Severability.............................................................  22
       6.10.3   Plan Construction........................................................  22

 6.11  Captions..........................................................................  23

 6.12  Effect of Change of Subsidiary Status.............................................  23

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
 6.13   Non-Exclusivity of Plan..........................................................  23

7.  Definitions..........................................................................  24

                             BIG DOG HOLDINGS, INC.
                             ----------------------
                              AMENDED AND RESTATED
                              --------------------
                          1997 PERFORMANCE AWARD PLAN
                          ---------------------------
                            (AS OF FEBRUARY 5, 1998)



                                   1. THE PLAN
                                      --------

1.1  PURPOSE.  The purpose of this Plan is to promote the success of the Company
     -------
     and the interests of its stockholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. "CORPORATION" means Big Dog Holdings, Inc. and "COMPANY" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in
     Section 7.

1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.
     -----------------------------------------------------

     1.2.1  COMMITTEE.  This Plan will be administered by and all Awards will be
            ---------
          authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

     1.2.2  PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE.  Subject to the
            ------------------------------------------------
          express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

          (a) determine eligibility and the particular Eligible Persons who will receive Awards;

          (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

          (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

          (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     1.2.3  BINDING DETERMINATIONS.  Any action taken by, or inaction of, the
            ----------------------
          Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons.
          No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     1.2.4  RELIANCE ON EXPERTS.  In making any determination or in taking or
            -------------------
          not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

     1.2.5  BIFURCATION OF PLAN ADMINISTRATION; DELEGATION.  Subject to the
            ----------------------------------------------
          limits of Section 7, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Awards hereunder shall consist exclusively of a member or members of the

          Board. A majority of the members of the acting Committee shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3  PARTICIPATION.  Discretionary Awards may be granted by the Committee only
     -------------
     to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4  SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.
     -----------------------------------------

     1.4.1  SHARES AVAILABLE.  Subject to the provisions of Section 6.2, the
            ----------------
          capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     1.4.2  SHARE LIMITS.  The maximum number of shares of Common Stock that may
            ------------
          be delivered pursuant to Awards granted to Eligible Persons under this Plan will not exceed two million (2,000,000) shares (the "SHARE LIMIT"). The maximum number of shares subject to those options and Stock Appreciation Rights that are granted during any calendar year to any one individual will be limited to three hundred thousand (300,000) and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be three hundred thousand (300,000). Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

     1.4.3  SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS.  No
            ---------------------------------------------------------------
          Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares issuable at any time pursuant to such Award, plus (b) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an

          Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5  GRANT OF AWARDS.  Subject to the express provisions of this Plan, the
     ---------------
     Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.6  AWARD PERIOD.  Any Option, SAR, warrant or similar right shall expire and
     ------------
     any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing.

1.7  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.
     ---------------------------------------------

     1.7.1  PROVISIONS FOR EXERCISE.  Unless the Committee otherwise expressly
            -----------------------
          provides, no Award will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

     1.7.2  PROCEDURE.  Any exercisable Award will be deemed to be exercised
            ---------
          when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2.2 or the applicable Award Agreement.

     1.7.3  FRACTIONAL SHARES/MINIMUM ISSUE.  Fractional share interests will be
            -------------------------------
          disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8  ACCEPTANCE OF NOTES TO FINANCE EXERCISE.  The Corporation may, with the
     ---------------------------------------
     Committee's express approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; but any such note will be subject to the following terms and conditions:

1.8.1  PRINCIPAL.  The principal of the note will not exceed the amount required
       ---------
     to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note will be delivered directly to the Corporation in consideration of such exercise or receipt.

     1.8.2  TERM.  The initial term of the note will be determined by the
            ----
          Committee; but the term of the note, including extensions, will not exceed a period of five years.

     1.8.3  RECOURSE; SECURITY.  The note will provide for full recourse to the
            ------------------
          Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.8.4  TERMINATION OF EMPLOYMENT.  If the employment or term of service of
            -------------------------
          the Participant terminates, the unpaid principal balance of the note will become due and payable on the 10th business day after such termination; but if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance will become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant after such termination.

1.9  NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.
     --------------------------------------------------------------

     1.9.1  LIMIT ON EXERCISE AND TRANSFER.  Unless otherwise expressly provided
            ------------------------------
          in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards will be exercised only by the Participant; and (b) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

     1.9.2  EXCEPTIONS.  The Committee may permit Awards to be exercised by and
            ----------
          paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). ISOs and Restricted Stock Awards, however, will be subject to any and all additional transfer restrictions under the Code.

     1.9.3  FURTHER EXCEPTIONS TO LIMITS ON TRANSFER.  The exercise and transfer
            ----------------------------------------
          restrictions in Section 1.9.1 will not apply to:

          (a)  transfers to the Corporation,

          (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (c) transfers pursuant to a QDRO if approved or ratified by the Committee,

          (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

          (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.


                                  2.   OPTIONS
                                       -------

2.1  GRANTS.  One or more Options may be granted under this Section to any
     ------
     Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option.

2.2  OPTION PRICE.
     ------------

     2.2.1  PRICING LIMITS.  The purchase price per share of the Common Stock
            --------------
          covered by each Option will be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.4)
          of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

     2.2.2  PAYMENT PROVISIONS.  The purchase price of any shares purchased on
            ------------------
          exercise of an Option granted under this Section will be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by certified or cashier's check payable to the order of the Corporation;
          (c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, but the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 6.5. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.
     ---------------------------------------------------------

     2.3.1  $100,000 LIMIT.  To the extent that the aggregate "FAIR MARKET
            --------------
          VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     2.3.2  OPTION PERIOD.  Subject to Section 1.6, each Option and all rights
            -------------
          thereunder will expire no later than 10 years after the Award Date.

     2.3.3  OTHER CODE LIMITS.  Incentive Stock Options may only be granted to
            -----------------
          Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in
          Section 422 of the Code.

2.4  LIMITS ON 10% HOLDERS.  No Incentive Stock Option may be granted to any
     ---------------------
     person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5  OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.  Subject
     ----------------------------------------------------------------
     to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Section by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

2.6  EFFECTS OF TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS;
     -----------------------------------------------------------------------
     DISCRETIONARY PROVISIONS.
     ------------------------

     2.6.1  OPTIONS - RESIGNATION OR DISMISSAL.  If the Participant's employment
            ----------------------------------
          by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "SEVERANCE DATE") other than Retirement, Total Disability or death, or "FOR CAUSE" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, three months after the Severance Date to exercise any Option to the extent it has become exercisable on the Severance Date. In the case of a termination "for cause", the Option will terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, will terminate.

     2.6.2  OPTIONS - DEATH OR DISABILITY.  If the Participant's employment by
            -----------------------------
          (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by
          Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent it will have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date will terminate.

     2.6.3  OPTIONS - RETIREMENT.  If the Participant's employment by (or
            --------------------
          specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it will have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, will terminate.

     2.6.4  CERTAIN SARS.  Any SAR granted concurrently or in tandem with an
            ------------
          Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

     2.6.5  OTHER AWARDS.  The Committee will establish in respect of each other
            ------------
          Award granted hereunder the Participant's rights and benefits (if any) if the Participant's employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

     2.6.6  COMMITTEE DISCRETION.  Notwithstanding the foregoing provisions of
            --------------------
          this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

2.7  OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER
     ---------------------------------------------------------------------
     CORPORATIONS.  Options and Stock Appreciation Rights may be granted to
     ------------
     Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

                         3.  STOCK APPRECIATION RIGHTS
                             --------------------------
                 (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)
                 ---------------------------------------------

3.1  GRANTS.  The Committee may grant to any Eligible Person Stock Appreciation
     ------
     Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.
     -------------------------------------

     3.2.1  EXERCISABILITY.  Unless the Award Agreement or the Committee
            --------------
          otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

     3.2.2  EFFECT ON AVAILABLE SHARES.  To the extent that a Stock Appreciation
            --------------------------
          Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

     3.2.3  STAND-ALONE SARS.  A Stock Appreciation Right granted independently
            ----------------
          of any other Award will be exercisable pursuant to the terms of the

          Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.2.4  PROPORTIONATE REDUCTION  If an SAR extends to less than all the
            -----------------------
          shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.3  PAYMENT.
     -------

     3.3.1  AMOUNT.  Unless the Committee otherwise provides, upon exercise of a
            ------
          Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

               (a) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

               (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

     3.3.2  FORM OF PAYMENT.  The Committee, in its sole discretion, will
            ---------------
          determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, but the Committee will have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4  LIMITED STOCK APPRECIATION RIGHTS.  The Committee may grant to any Eligible
     ---------------------------------
     Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market

     Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

                          4.  RESTRICTED STOCK AWARDS
                              -----------------------

4.1  GRANTS.  The Committee may grant one or more Restricted Stock Awards to any
     ------
     Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("RESTRICTED SHARES") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2  RESTRICTIONS.
     ------------

          4.2.1  PRE-VESTING RESTRAINTS.  Except as provided in Sections 4.1 and
                 ----------------------
               1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

          4.2.2  DIVIDEND AND VOTING RIGHTS.  Unless otherwise provided in the
                 --------------------------
               applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

          4.2.3  CASH PAYMENTS.  If the Participant has been paid or received
                 -------------
               cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

     4.3  RETURN TO THE CORPORATION.  Unless the Committee otherwise expressly
          -------------------------
          provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides.

                 5.  PERFORMANCE SHARE AWARDS AND STOCK BONUSES
                     ------------------------------------------

     5.1  GRANTS OF PERFORMANCE SHARE AWARDS.  The Committee may grant
          ----------------------------------
          Performance Share Awards to Eligible Employees based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "PERFORMANCE CYCLE") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

     5.2  SPECIAL PERFORMANCE-BASED SHARE AWARDS.  Options or SAR's granted with
          --------------------------------------
          an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees which otherwise satisfy the conditions to deductibility under Section 162(m) of the Code are deemed "Qualifying Awards". Without limiting the generality of the foregoing, and in addition to Qualifying Awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, or division basis, with reference to revenue growth, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the "BUSINESS CRITERIA") relative to preestablished performance goals, may be granted under this Plan. To the extent so defined, these terms are used as applied under generally accepted accounting principles and in the Company's financial reporting. The applicable business criterion or criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years
          (except as provided in Section 1.6).   Other types of performance and
          non-performance awards may also be granted under the other provisions of this Plan. The following provisions relate to all Performance-Based Awards (other than Qualifying Awards) granted under this Plan:

          5.2.1  ELIGIBLE CLASS.  The eligible class of persons for Awards under
                 --------------
               this Section is executive officers of the Corporation.

          5.2.2  MAXIMUM AWARD.  Subject to Section 1.4.2, in no event will
                 -------------
               grants in any calendar year to any one individual under this
               Section 5.2 relate to more than three hundred thousand (300,000) shares or, (if payable solely in cash) a cash amount of more than one million dollars ($1,000,000).

          5.2.3  COMMITTEE CERTIFICATION.  To the extent required by Section
                 -----------------------
               162(m), before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

          5.2.4  TERMS AND CONDITIONS OF AWARDS.  The Committee will have
                 ------------------------------
               discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

          5.2.5  STOCK PAYOUT FEATURES.  In lieu of cash payment of an Award,
                 ---------------------
               the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Shares, an Option, or another Award.

          5.2.6  ADJUSTMENTS FOR MATERIAL CHANGES.  Performance goals or other
                 ---------------------------------
               features of an Award under this Section 5.2 may provide that they
               (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

     5.3  GRANTS OF STOCK BONUSES.  The Committee may grant a Stock Bonus to any
          -----------------------
          Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

     5.4  DEFERRED PAYMENTS.  The Committee may authorize for the benefit of any
          -----------------
          Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

     5.5  CASH BONUS AWARDS.
          -----------------

          5.5.1  PERFORMANCE GOALS.  The Committee may establish a program of
                 -----------------
               annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or net investment, cost containment or reduction, or achievement of strategic goals (or any combination of such factors). In addition, the award may depend upon the Eligible Employee's individual performance.


          5.5.2  PAYMENT IN RESTRICTED STOCK.  In lieu of cash payment of an
                 ---------------------------
               Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Stock, an Option or other Award.

                              6.  OTHER PROVISIONS
                                  ----------------

     6.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.
          ----------------------------------------------------------

          6.1.1  EMPLOYMENT STATUS.  Status as an Eligible Person will not be
                 -----------------
               construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

          6.1.2  NO EMPLOYMENT CONTRACT.  Nothing contained in this Plan (or in
                 ----------------------
               any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the Participant's consent.

          6.1.3  PLAN NOT FUNDED.  Awards payable under this Plan will be
                 ---------------
               payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

     6.2  ADJUSTMENTS; ACCELERATION.
          -------------------------

          6.2.1  ADJUSTMENTS.  The following provisions will apply if any
                 -----------
               extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

               (a) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards,(iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or

               (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event. In each case, with respect to Awards of Incentive Stock Options, no such adjustment will be made that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

          6.2.2  ACCELERATION OF AWARDS UPON CHANGE IN CONTROL.  Unless prior to
                 ---------------------------------------------
               a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

               (a) each Option and Stock Appreciation Right will become immediately exercisable,

               (b) Restricted Stock will immediately vest free of restrictions, and

               (c) each Performance Share Award will become payable to the Participant.

               However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee shall have no discretion with respect to the foregoing acceleration of Awards. The Committee may override the limitations on acceleration in this Section 6.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements.

          6.2.3  POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option
                 ------------------------------------------------
               or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 6.2.2 but is not exercised prior to (a) a dissolution of the Corporation, or (b) an event described in Section 6.2.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 6.1 involving a Change of Control approved by the Board, such Option or right will terminate, subject to any provision that has been expressly made by the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option or right.

          6.2.4  GOLDEN PARACHUTE LIMITATIONS.  Unless otherwise specified in an
                 ----------------------------
               Award Agreement, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code.
               If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

     6.3  EFFECT OF TERMINATION OF EMPLOYMENT.  The Committee will establish in
          -----------------------------------
          respect of each Award granted to an Eligible Person the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

     6.4  COMPLIANCE WITH LAWS.  This Plan, the granting and vesting of Awards
          --------------------
          under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     6.5  TAX WITHHOLDING.
          ---------------

          6.5.1  PROVISION FOR TAX WITHHOLDING OFFSET.  Upon any exercise,
                 ------------------------------------
               vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

          6.5.2  TAX LOANS.  If so provided in the Award Agreement, the Company
                 ---------
               may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

     6.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.
          ------------------------------------------

          6.6.1  BOARD AUTHORIZATION.  The Board may, at any time, terminate or,
                 -------------------
               from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          6.6.2  STOCKHOLDER APPROVAL.  To the extent then required under
                 --------------------
               Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval. The changes to this Plan approved by the Board prior to May 1, 1998 to redefine the term Other Eligible Person to permit the grant of additional discretionary Awards to, and to permit the amendment of formula Awards then outstanding and held by, Non-Employee Directors, and to increase Plan and Award share limits shall be subject to stockholder approval.

          6.6.3  AMENDMENTS TO AWARDS.  Without limiting any other express
                 --------------------
               authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

          6.6.4  LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS.  No amendment,
                 --------------------------------------------
               suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

          6.6.5  AMENDMENTS TO FORMULA AWARDS.  Options granted under the
                 ----------------------------
               formula Award feature of Section 8 of the prior version of this Plan may be amended by the Board or a duly authorized Committee of the Board in a manner permitted under this Plan in respect of Options granted to Eligible Employees.

     6.7  PRIVILEGES OF STOCK OWNERSHIP.  Except as otherwise expressly
          -----------------------------
          authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     6.8  EFFECTIVE DATE OF THE PLAN.  The Plan was first approved by the Board
          --------------------------
          effective as of August 1, 1997, and, as amended and restated as of September 12, 1997, then approved by the Board and by the

          Corporation's stockholders. The Plan was further amended and restated in its entirety by the Board as of January 1, 1998 and February 5, 1998. The restatement as of February 5, 1998 is subject to stockholder approval and if not so approved will be rescinded, leaving the restatement as of January 1, 1998 in effect, subject to Section 6.6.

     6.9  TERM OF THE PLAN.  No Award will be granted under this Plan after July
          ----------------
          31, 2007 (the "TERMINATION DATE"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

     6.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.
           ---------------------------------------

          6.10.1  CHOICE OF LAW.  This Plan, the Awards, all documents
                  -------------
               evidencing Awards and all other related documents will be governed by, and construed in accordance with the laws of the state of California.

          6.10.2  SEVERABILITY.  If a court of competent jurisdiction holds any
                  ------------
               provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

          6.10.3  PLAN CONSTRUCTION.
                  -----------------

               (A)  RULE 16B-3.  It is the intent of the Corporation that
                    ----------
                    transactions involving the Awards under this Plan, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy to the extent feasible the requirements for applicable exemptions under Rule 16 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
                    Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

               (B)  SECTION 162(M).  It is the further intent of the Company
                    --------------
                    that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation under Section 162(m) of the Code to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies the administrative requirements thereof. This Plan shall be interpreted consistent with such intent.

     6.11  CAPTIONS.  Captions and headings are given to the sections and
           --------
          subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     6.12  EFFECT OF CHANGE OF SUBSIDIARY STATUS.  For purposes of this Plan and
           -------------------------------------
          any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

     6.13  NON-EXCLUSIVITY OF PLAN.  Nothing in this Plan will limit or be
           -----------------------
          deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                7.  DEFINITIONS
                                    -----------

"AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

"AWARD PERIOD" means the period beginning on an Award Date and ending on the expiration date of such Award.

"BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD" means the Board of Directors of the Corporation.

"CHANGE IN CONTROL EVENT" means any of the following:

     (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

     (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

     (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

     (d) Any "PERSON" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a Current Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; provided, however, that a Change of Control will not be deemed to have occurred if a Current Affiliate transfers to an organization described under
          Section 501 of the Code beneficial ownership of more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

     (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

"CURRENT AFFILIATE" means Fred Kayne or any of his affiliates (within the meaning of the Exchange Act), successors, heirs, descendants or members of his immediate family.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION" means the Securities and Exchange Commission.

"COMMITTEE" means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Awards within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m) of the Code and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m) of the Code, will be Disinterested; in acting on any transaction with or for the benefit of a
Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3 under the Exchange Act.

"COMMON STOCK" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

"COMPANY" means, collectively, the Corporation and its Subsidiaries.

"CORPORATION" means Big Dog Sportswear, a Delaware corporation, and its successors.

"DISINTERESTED" means a director who is an "outside director" within the meaning of Section 162(m) of the Code any applicable legal or regulatory requirements.

"ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or employee of the Company.

"ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

"INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company. For purposes of this Plan, the Chairman of the Board` will be deemed an officer of the Company.

"OPTION" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

"OTHER ELIGIBLE PERSON" means (a) any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in
                            ---- ----
connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee; or (b) any director. A person who is neither an employee, officer nor director who provides bona fide services to the Company may be selected as an Other Eligible
         ---- ----
Person only if such person's participation in this Plan would not adversely affect (c) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (d) the Corporation's compliance with any other applicable laws.

"PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who received an Award under Section 8 of the prior version of this Plan.

"PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of that is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"PLAN" means this Amended and Restated 1997 Performance Award Plan, as amended from time to time.

"QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

"RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

"RETIREMENT" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

"RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

"SECTION 16 PERSON" means a person subject to Section 16(a) of the Exchange Act.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"STOCK APPRECIATION RIGHT" OR "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

"TOTAL DISABILITY" means a disability where Participant is unable to effectively engage in the material activities required for Participant's position with the Company by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.

PROXY

                             BIG DOG HOLDINGS, INC.
                             PROXY FOR COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  I hereby appoint Andrew D. Feshbach and Anthony J. Wall, and each of them or either of them, with full power to act without the other and with full power of substitution, my true and lawful attorneys and proxies, to vote all of the shares of common stock of Big Dog Holdings, Inc. (the "Company") which the undersigned may be entitled to vote and to act for me in my name, place and stead at the Annual Meeting of Stockholders of the Company to be held at Santa Barbara, California, on Friday June 5, 1998 at 3:00 p.m. local time, and any adjournments or postponements thereof, for the purpose of considering and voting upon the following:

  1. ELECTION OF DIRECTORS STEVEN C. GOOD AND KENNETH A. SOLOMON.

    [_] FOR THE NOMINEES LISTED BELOW[_] WITHHOLD AUTHORITY TO VOTE FOR THE
                             NOMINEES LISTED BELOW

   IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

             STEVEN C. GOOD  KENNETH A. SOLOMON

  2. APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 1997 PERFORMANCE AWARD PLAN.

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

  3. RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS FOR THE 1998 FISCAL YEAR.

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

  4. OTHER BUSINESS: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                    (Please sign and date the reverse side.)



  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS MADE, FOR ITEMS 1, 2 AND 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

  Note: Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If the stockholder is a corporation, sign in full corporate name by the authorized officer.

                                       --------------------------------
                                                  Signature
                                       --------------------------------
                                         Signature (if jointly held)

                                       Dated: ___________________, 1998